UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
TechTeam Global, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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TechTeam Global, Inc. intends to send letters to certain of its stockholders reminding them to take action to ensure that their shares are voted at its Special Meeting of Stockholders. The text of such form letters is as follows:
YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY
August 17, 2010
Dear Stockholder:
     We have previously sent to you proxy material for our special meeting of stockholders to be held on Tuesday, August 31, 2010, at 10:00 a.m. (local time), at The Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110. According to our latest records, we have not received your proxy card for this important special meeting. Your vote is extremely important, no matter how many shares you hold.
     For the reasons set forth in the definitive proxy statement dated July 30, 2010, your Board of Directors unanimously recommends that stockholders vote “FOR” Proposals 1 and 2. Please complete, sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions on the other side).

LEADING PROXY ADVISORY FIRM RECOMMENDS A VOTE
“FOR” ALL PROPOSALS
ISS Proxy Advisory Services/RiskMetrics Group, a leading, independent proxy advisory firm that advises institutional investors and publishes voting recommendations, has recommended that our stockholders vote “FOR” Proposals 1 and 2 to be voted upon at the TechTeam Global, Inc. special meeting.
     If you need assistance voting your shares, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, toll free at (877) 283-0320. On behalf of your Board of Directors, thank you for your cooperation and continued support.
Sincerely,
Seth W. Hamot
Chairman of the Board of Directors

You may use one of the following methods to promptly submit your proxy:
1. Vote by Internet: Go to the website www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up to 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
2. Vote by Telephone: Call toll-free (800) 690-6903. Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY
August 17, 2010
Dear Stockholder:
     We have previously sent to you proxy material for our special meeting of stockholders to be held on Tuesday, August 31, 2010, at 10:00 a.m. (local time), at The Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110. According to our latest records, we have not received your voting instructions for this important special meeting. Your vote is extremely important, no matter how many shares you hold.
     For the reasons set forth in the definitive proxy statement dated July 30, 2010, your Board of Directors unanimously recommends that stockholders vote “FOR” Proposals 1 and 2. Please complete, sign, date and return the enclosed voting instruction card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions on the other side).

LEADING PROXY ADVISORY FIRM RECOMMENDS A VOTE
“FOR” ALL PROPOSALS
ISS Proxy Advisory Services/RiskMetrics Group, a leading, independent proxy advisory firm that advises institutional investors and publishes voting recommendations, has recommended that our stockholders vote “FOR” Proposals 1 and 2 to be voted upon at the TechTeam Global, Inc. special meeting.
     If you need assistance voting your shares, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, toll free at (877) 283-0320. On behalf of your Board of Directors, thank you for your cooperation and continued support.
Sincerely,
Seth W. Hamot
Chairman of the Board of Directors

You may use one of the following methods to promptly provide your voting instructions:
1. Vote by Internet: Go to the website www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up to 11:59 P.M. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
2. Vote by Telephone: Call toll-free (800) 454-8683. Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you call and then follow the instructions.

TechTeam Global, Inc. intends to send the following e-mail to certain of its employees reminding them to take action to ensure that their shares are voted at its Special Meeting of Stockholders. The text of such e-mail is as follows:
Dear TechTeam employee and stockholder:
You have received or will soon receive the proxy material for our special meeting of stockholders called to approve the sale of TechTeam Government Solutions, Inc. to Jacobs Engineering Group (the “Sale”). The meeting is to be held on Tuesday, August 31, 2010, at 10:00 a.m. (local time), at The Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110.
For the reasons set forth in the proxy statement, dated July 30, 2010, the Board of Directors unanimously recommends that stockholders vote “FOR” all of the items on the agenda.
As approval of the Sale requires the affirmative vote of holders of a majority of the shares of TechTeam’s outstanding common stock entitled to vote, your vote is extremely important, no matter how many shares you hold.
If you are a stockholder through TechTeam’s Retirement Savings Plan, you have the right to direct the trustee of that plan how to vote the shares allocated to your account. If you do not give the trustee any instructions, your shares will not be voted.
Please take a moment out of your busy day to vote. The two easiest ways to vote are:
1.	Vote by Internet: Go to the website www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up to 11:59 P.M. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2.	Vote by Telephone: Call toll-free (800) 454-8683. Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time the day before the meeting date. Have your voting instruction card in hand when you call and then follow the instructions.
If you need assistance voting your shares, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, toll free at (877) 283-0320.
Thank you for your continued support.
Sincerely,
Michael
Michael A. Sosin
Corporate Vice President, General Counsel and Secretary
Tel +1 248 213 3645 | Fax +1 248 357 0510 | Mobile +1 248 763 4425
TechTeam Global, Inc.
www.techteam.com